UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 21, 2024

TrueBlue, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Washington
(State or Other Jurisdiction
of Incorporation)

001-14543	91-1287341
(Commission File Number)	(IRS Employer Identification No.)

1015 A Street, Tacoma, Washington 98402
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code:    (253) 383-9101

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	TBI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.
On February 21, 2024, TrueBlue, Inc. (the “company”) issued a press release (the “Press Release”) reporting its financial results for the fourth quarter ended December 31, 2023, and certain outlook information for the first quarter and fiscal year 2024, a copy of which is attached hereto as Exhibit 99.1 and the contents of which are incorporated herein by this reference. Also attached to this report as Exhibit 99.2 is a slide presentation relating to the financial results for the fourth quarter ended December 31, 2023 (the “Earnings Results Presentation”), which will be discussed by management of the company on a live conference call at 2:30 p.m. Pacific Time (5:30 p.m. Eastern Time) on Wednesday, February 21, 2024. The Earnings Results Presentation is also available on the company’s website at www.trueblue.com.

In accordance with General Instruction B.2. of Form 8-K, the information contained above in this report (including the Press Release and the Earnings Results Presentation) shall not be deemed “Filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall the Press Release or the Earnings Results Presentation be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. This report will not be deemed a determination or an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

Item 7.01.	Regulation FD Disclosure.
We are also attaching our Investor Roadshow Presentation to this report as Exhibit 99.3, which we will reference in our Q4 2023 earnings results discussion and which may be used in future investor conferences. The Investor Roadshow Presentation is also available on the company’s website at www.trueblue.com.

In accordance with General Instruction B.2. of Form 8-K, the information contained above in this report (including the Investor Roadshow Presentation) shall not be deemed “Filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall the Investor Roadshow Presentation be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. This report will not be deemed a determination or an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

Item 9.01.	Financial Statements and Exhibits.
(d)Exhibits

Exhibit Number	Exhibit Description	Filed Herewith
99.1	Press Release dated February 21, 2024	X
99.2	Earnings Results Presentation for February 21, 2024 conference call	X
99.3	Investor Roadshow Presentation	X
104	Cover page interactive data file - The cover page from this Current Report on Form 8-K is formatted as Inline XBRL	X

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUEBLUE, INC.
(Registrant)

Date:	February 21, 2024	By:	/s/ Carl R. Schweihs
Carl R. Schweihs
Chief Financial Officer and Executive Vice President